Intangible assets - product development	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Intangible assets – product development
20. Intangible assets – product development

All figures in £ millions	2022	2021

Cost

At 1 January	2,698	2,514

Exchange differences	235	–

Additions	357	287

Disposals and retirements	(191)	(92)

Disposal of subsidiary (note 31)	(186)	(9)

Transfers	5	(2)

At 31 December	2,918	2,698

Amortisation

At 1 January	(1,804)	(1,609)

Exchange differences	(174)	(3)

Charge for the year	(288)	(260)

Impairment	(15)	(19)

Disposals and retirements	191	92

Disposal of subsidiary (note 31)	147	3

Transfers	–	(8)

At 31 December	(1,943)	(1,804)

Carrying amounts at 31 December	975	894
Product development assets are amortised over their estimated useful economic lives. Product development assets relating to content are amortised over seven years or less, being an estimate of the expected operating lifecycle of the title, with a higher proportion of the amortisation taken in the earlier years. Product development assets relating to product platforms are amortised over 10 years or less. Amortisation is included in the income statement in cost of goods sold.
Product development assets are assessed for impairment triggers on an annual basis or when triggering events occur. In 2022, of the £15m (2021: £19m) impairment charges, £13m (2021: £14m; 2020: £
nil)
have been recognised as a result of asset write-offs related to the major restructuring programme. The full annual impairment test showed that there is adequate headroom across all product development assets and accordingly no further impairment charges were recognised in 2022 (2021: £nil; 2020: £nil).